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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): APRIL 26, 2001 (APRIL 25, 2001)


                                   PENTACON, INC.
               Exact Name of Registrant as Specified in its Charter



           DELAWARE                   001-13931               76-0531585
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                  Identification No.)



   10375 RICHMOND AVENUE, SUITE 700
           HOUSTON, TEXAS                              77042
(Address of Principal Executive Offices)             (Zip Code)


                                  (713) 860-1000
                          Registrant's telephone number,
                               including area code








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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         Pentacon, Inc. (NYSE: JIT) issued a press release on April 25, 2001 announcing, among other things, that Mark E. Baldwin, the Company's Chairman of the Board and Chief Executive Officer, has resigned from those positions, effective immediately. Robert L. ("Rob") Ruck, currently President of Pentacon's Aerospace Group, has been elected Chief Executive Officer and Board Member, and Cary M. Grossman, an outside director and co-founder of the Company, has been elected Chairman of the Board. Mr. Ruck will retain his position as president of the Aerospace Group and assume the additional responsibility of Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed with the Current Report on Form 8-K:

         1.   Press Release dated April 25, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2001

                                            PENTACON, INC.



                                            By: /s/ Robert L. Ruck
                                               -----------------------------
                                            Name:   Robert L. Ruck
                                                 ---------------------------
                                            Title: Chief Executive Officer
                                                  --------------------------

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                                EXHIBIT INDEX


Exhibit
Number              Description

  1.                Press Release dated April 25, 2001